Exhibit 10.2.5

THIS FOURTH AMENDMENT AGREEMENT is made as of the 15th day of August, 2003.

BETWEEN:

                                 MAXXCOM INC.
                     a corporation incorporated under the
                        laws of the Province of Ontario
                                  ("Maxxcom")

                                    - and -

                                 MAXXCOM INC.
                     a corporation incorporated under the
                         laws of the State of Delaware
                                ("Maxxcom US")
                                 AS BORROWERS

                                    - AND -

                          MAXXCOM (NOVA SCOTIA) CORP.
                         MAXXCOM (USA) FINANCE COMPANY
                          MAXXCOM (USA) HOLDINGS INC.
                            1220777 ONTARIO LIMITED
                            1385544 ONTARIO LIMITED
                           MAXXCOM INTERACTIVE INC.
                           MACKENZIE MARKETING, INC.
                             MF+P ACQUISITION CO.
                              SMI ACQUISITION CO.
                            ACCENT ACQUISITION CO.
                              FMA ACQUISITION CO.
                              TC ACQUISITION INC.
                             CHINNICI DIRECT, INC.
                           BRATSKEIR & COMPANY, INC.
                             CPB ACQUISITION INC.
                          CORMARK COMMUNICATIONS INC.
                    CAMPBELL & PARTNERS COMMUNICATIONS LTD.
                       AMBROSE CARR LINTON CARROLL INC.
                                STUDIOTYPE INC.
                            2026646 ONTARIO LIMITED
                              OVAL (1873) LIMITED
                          INTERFOCUS NETWORK LIMITED
                      INTERFOCUS TECHNOLOGY GROUP LIMITED
                        INTERFOCUS TECHNOLOGY USA, INC.
                                 AS GUARANTORS

                                     -AND-

                           INTERFOCUS DIRECT LIMITED
                         INTERFOCUS TECHNOLOGY LIMITED
                             AS RESTRICTED PARTIES

                                     -AND-

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
               in its capacity as administrative agent hereunder
                            AS ADMINISTRATIVE AGENT

                                     -AND-

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                      CANADIAN IMPERIAL BANK OF COMMERCE
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                           THE TORONTO-DOMINION BANK
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                            THE BANK OF NOVA SCOTIA
                            by its Atlanta Agency,
                     in its capacity as a lender hereunder

                                    - and -

                                   CIBC INC.
 a financial institution incorporated under the laws of the State of Delaware, in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                            by its Chicago branch,
                     in its capacity as a lender hereunder

                                    - and -

                        TORONTO DOMINION (TEXAS), INC.
            a corporation incorporated under the laws of Delaware,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
               by its Grand Cayman (North America No. 1) Branch,
                     in its capacity as a lender hereunder
                                  AS LENDERS

RECITALS:

A. The Borrowers, certain of the Guarantors, the Agent and the Lenders are parties to a Second Amended and Restated Credit Agreement dated as of 11 July 2001, as amended by a first amendment agreement made as of 31 March 2002, a second amendment agreement made as of 30 June 2002 and as further amended by a third amendment agreement made as of 28 October 2002 (the "Credit Agreement").

B. Effective 31 July 2003, Maxxcom completed a going-private transaction such that, after such date, none of its issued and outstanding shares are owned by the public.

C. Effective 10 February 2003, each of ET Acquisition Inc. and BZ Acquisition Inc. was dissolved pursuant to the General Corporation Law of the State of Delaware.

D. Maxxcom, Maxxcom US, certain of the Guarantors, the Agent and the Lenders entered into an agreement dated as of 13 August 2003 relating to the reorganization of Interfocus Group Limited and its Subsidiaries which provided, among other things, that each of Oval
         (1873) Limited, Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.), Interfocus Direct Limited and Interfocus Technology Limited become a Guarantor under and/or party to the Credit Agreement.

E. 2026646 Ontario Limited was incorporated on 14 May 2003 and, on 15 May 2003, acquired 339,743 Class A common shares of the issued and outstanding shares of Allard Johnson Communications Inc. such that it is required to become a Guarantor under and party to the Credit Agreement.

F. The parties are entering into this Fourth Amendment Agreement to give effect to the foregoing matters and the other matters set forth herein.

         NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Section 1 - New Definition

         Section 1.1 of the Credit Agreement is amended by adding the following definition:

         1.1.75.1 "Fourth Amendment Agreement" means the Fourth Amendment Agreement to this Agreement made as of 15 August 2003.

Section 2 - Amended Definitions

(a) Section 1.1.1 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.1 "Acquirecos" means MF + P Acquisition Co. (a Delaware corporation), SMI Acquisition Co. (a Delaware corporation), Accent Acquisition Co. (a Delaware corporation), FMA Acquisition Co. (a Delaware corporation), TC Acquisition Inc. (a Delaware corporation), CPB Acquisition Inc. (a Delaware corporation) and each other direct or indirect Wholly-Owned Subsidiary of Maxxcom which is not an Opco and which controls or acquires an Opco from time to time and "Acquireco" means any one of them.

(b) Section 1.1.31 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.31 "CanSubCos" means 1220777 Ontario Limited (an Ontario corporation), 656712 Ontario Limited (an Ontario corporation), Accumark Promotions Group Inc. (an Ontario corporation), Ambrose Carr Linton Carroll Inc. (an Ontario corporation), Bryan Mills Group Ltd. (an Ontario corporation), Cormark Communications Inc. (an Ontario corporation), Allard Johnson Communications Inc. (an Ontario corporation), Veritas Communications Inc. (an Ontario corporation), Integrated Healthcare Communications, Inc. (an Ontario corporation), Northstar Research Partners Inc. (an Ontario corporation), 1385544 Ontario Limited (an Ontario corporation), Maxxcom Interactive Inc. (an Ontario corporation), Campbell & Partners Communications Ltd. (an Ontario corporation), Studiotype Inc. (an Ontario corporation), 2026646 Ontario Limited (an Ontario corporation) and each future direct or indirect Subsidiary of Maxxcom or of any of the foregoing corporations incorporated under or operating in any Canadian jurisdiction from time to time and "CanSubCo" means any one of them.

(c) Section 1.1.74 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.74 "Foreign Opcos" means each of Oval (1873) Limited, Interfocus Network Limited and each Person in which a Controlling Interest is directly acquired by Maxxcom from time to time or is indirectly acquired by Maxxcom from time to time in accordance with
                           Section 1.1.126(f), none of which is an Acquireco, a CanSubco, a Finco or an Opco and "Foreign Opco" means any one of them.

(d) Section 1.1.79 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.79 "Guarantors" means Maxxcom US, Maxxcom (Nova Scotia) Corp., Maxxcom (USA) Finance Company, Maxxcom (USA) Holdings Inc., 1220777 Ontario Limited, 1385544 Ontario Limited, Maxxcom Interactive Inc., Mackenzie Marketing, Inc., MF + P Acquisition Co., SMI Acquisition Co., Accent Acquisition Co., FMA Acquisition Co., TC Acquisition Inc., Chinnici Direct, Inc., Bratskeir & Company, Inc., CPB Acquisition Inc., Cormark Communications Inc., Campbell & Partners Communications Ltd., Ambrose Carr Linton Carroll Inc, Studiotype Inc., 2026646 Ontario Limited, Oval
                           (1873) Limited, Interfocus Network Limited,
                           Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.) and each other Wholly-Owned Subsidiary of Maxxcom from time to time and "Guarantor" means any one of them.

(e) Section 1.1.126(f) of the Credit Agreement is deleted and replaced with the following provision:

         1.1.126           (f)     the acquisition of a Controlling Interest
                                   in the Capital Stock of a Person
                                   principally and directly engaged in the
                                   Marketing Communications Services Business
                                   (which, if the person is publicly-traded, is not a hostile acquisition) by Oval
                                   (1873) Limited or Interfocus Network
                                   Limited (so long as each of Oval (1873)
                                   Limited and Interfocus Network Limited are wholly-owned by Maxxcom) otherwise in accordance with this Agreement; or

(f) Section 1.1.129(d) of the Credit Agreement is deleted and replaced with the following provision:

         1.1.129           (d)     in the case of any Foreign Opco,
                                   indebtedness owed to Maxxcom or Oval (1873)
                                   Limited;

(g) Section 1.1.132(c) of the Credit Agreement is deleted and replaced with the following provision:

         1.1.132           (c)     the payment of management fees, dividends
                                   and other distributions in compliance with
                                   any applicable Restricted Party Shareholder
                                   Agreement by: (i) any Opco to the Acquireco
                                   which is its Shareholder; (ii) by any Opco
                                   which does not have an Acquireco as its
                                   majority Shareholder, to Maxxcom (USA)
                                   Holdings Inc. or to Maxxcom US; (iii) by
                                   any CanSubCo to the Restricted Party which
                                   is its majority Shareholder or to Maxxcom;
                                   (iv) by Maxxcom US to Maxxcom or to Maxxcom
                                   (Nova Scotia) Corp.; (v) by either Finco to
                                   the Restricted Party which is its
                                   Shareholder (or, as applicable, other
                                   holder of its ownership interests) or to
                                   Maxxcom; (vi) by Maxxcom (Nova Scotia)
                                   Corp. to Maxxcom; (vii) by any Acquireco to
                                   the Restricted Party which is its
                                   Shareholder or to Maxxcom and (viii) by any
                                   Foreign Opco to Oval (1873) Limited, any
                                   other Restricted Party which is its
                                   immediate parent, or Maxxcom;

(h) Section 1.1.149 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.149 "Restricted Parties" means, collectively, all of the Borrowers, the Fincos, the CanSubCos, Maxxcom
                           (USA) Holdings Inc., Interfocus Direct Limited, Interfocus Technology Limited, the Acquirecos, the Opcos and the Foreign Opcos and, for greater certainty, excludes all Unrestricted Parties and "Restricted Party" means any one of them.

Section 3 - Amendments to Representations and Warranties

(a) Section 6.1(pp) of the Credit Agreement is deleted.

(b) The following provision is added as Section 6.1(rr) of the Credit
Agreement:

         6.1      (rr)     each of Interfocus Technology Group Limited,
                           Interfocus Direct Limited and Interfocus Technology
                           Limited exists under the Companies Act 1985 (United
                           Kingdom) and none of such companies owns any assets or carries on any business or undertaking whatsoever; and

(c) The following provision is added as Section 6.1(ss) of the Credit
Agreement:

         6.1      (ss)     Interfocus Technology USA, Inc. (formerly known as
                           Grange USA, Inc.) exists under the General
                           Corporation Law of the State of California and does not own any assets or carry on any business or undertaking whatsoever.

Section 4 -  Amendment to Negative Covenants

         The following provision is added as Section 7.4(oo) of the Credit
Agreement:

         7.4      (oo)     cause or permit any of Interfocus Technology
                           Group Limited, Interfocus Technology USA, Inc.
                           (formerly known as Grange USA, Inc.), Interfocus
                           Direct Limited and Interfocus Technology Limited to own any assets, enter into any transactions or carry on any business or undertaking whatsoever.

Section 5 - Amendment re Assignment of Intercorporate Documents

         The following provision is added as Section 7.7 of the Credit
Agreement:

         7.7      Acknowledgments re Assignments of Intercorporate Documents

                  Each of the Restricted Parties, in relation to any Intercorporate Document to which it is a party or which is made in its favour (each, an "Applicable Intercorporate Document"), hereby:

                  (a) acknowledges the assignment of each Applicable Intercorporate Document pursuant to the applicable Credit Document and consents to each such assignment for all purposes;

                  (b) agrees that all payments required to be made under or in connection with each Applicable Intercorporate Document to the Agent shall be made to the Agent without regard to any set-off or counterclaim between the parties to any Applicable Intercorporate Document;

                  (c) agrees that it shall not, without the prior written consent of the Majority Lenders, given in accordance with the provisions of this Agreement, enforce any of its rights under any of the Applicable Intercorporate Documents;

                  (d) acknowledges that all Applicable Intercorporate Documents are subordinated for all purposes to the Security; and

                  (e) acknowledges that notwithstanding the assignment and transfer of each Applicable Intercorporate Document to the Agent by way of security, neither the Agent nor any Lender shall incur any liability to it or to any other Person under any such Applicable Intercorporate Document, except to account for monies it receives thereunder and except, in the case of the Agent, in respect of any actions the Agent or any such Lender takes in the course of the exercise of any rights and remedies of the Agent.

Section 6 - Adoption of Credit Agreement, etc.

(a) Each of Oval (1873) Limited, Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.), Interfocus Direct Limited and Interfocus Technology Limited agrees as follows:

                  (i)      it is a Wholly-Owned Subsidiary of Maxxcom;

                  (ii) it shall deliver, or cause to be delivered, the further documentation described on Appendix A to this Fourth Amendment Agreement, which documents form part of the Security, an opinion of its counsel and other resolutions and ancillary documents required by the Agent;

                  (iii) it hereby acknowledges and agrees to the terms of the Credit Agreement (as amended by this Fourth Amendment Agreement) and the Mezz Inter-Creditor Agreement, agrees to be bound by all obligations of a Guarantor, if applicable, and of a Restricted Party in each such agreement as if it had been an original signatory thereto and agrees to execute all documentation and take such further action as is necessary to give effect thereto; and

                  (iv) as of the date hereof, each of the representations and warranties contained in Section 6.1 of the Credit Agreement (as amended by this Fourth Amendment Agreement) is true in relation to it.

(b) Each of the Borrowers and Guarantors certifies that:

                  (i) as of the date hereof, other than as disclosed in the Agreement dated as of 13 August 2003 between Maxxcom, Maxxcom US, certain of the Guarantors, the Agent and the Lenders relating to the reorganization of Interfocus Group Limited and its Subsidiaries, no Event of Default or Pending Event of Default has been caused by or results from the transactions by which each of Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.), Interfocus Direct Limited and Interfocus Technology Limited became Wholly-Owned Subsidiaries of Maxxcom; and

                  (ii) as of 14 August 2003 and the date hereof, other than as disclosed in the Agreement dated as of 13 August 2003 between Maxxcom, Maxxcom US, certain of the Guarantors, the Agent and the Lenders relating to the reorganization of Interfocus Group Limited and its Subsidiaries, no Event of Default or Pending Event of Default has been caused by or results from the transactions by which Oval (1873) Limited became a Wholly-Owned Subsidiary of Maxxcom.

(c) The Agent, on behalf of the Lenders, acknowledges that:

                  (i) Oval (1873) Limited shall be a Guarantor and a Restricted Party as of 14 August 2003; and

                  (ii) each of Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.), Interfocus Direct Limited and Interfocus Technology Limited shall be a Guarantor and/or a Restricted Party as of 15 August 2003.

Section 7 - Schedules

         Each of Schedules G, I, J, K, L, M, N, O, P and R to the Credit Agreement is deleted and replaced with Schedules G, I, J, K, L, M, N, O, P and R attached to this Fourth Amendment Agreement.

Section 8 - Consents

         Subject to the terms and conditions hereof, the Lenders hereby consent, for the purposes of Section 7.4(ll) of the Credit Agreement, to the amendments to the Mezz Debenture effected by the Third Amendment to Subordinated Debenture made as of 15 August 2003 between Maxxcom and the Mezz Agent.

Section 9 - Conditions Precedent to Effectiveness of this Fourth Amendment
            Agreement

         This Fourth Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:

         (a) execution and delivery of this Fourth Amendment Agreement by each of the Borrowers and the Guarantors;

         (b) execution and delivery of this Fourth Amendment Agreement by the Lenders in accordance with Section 9.9 of the Credit Agreement;

         (c) other than as disclosed in the Agreement dated as of 13 August 2003 between Maxxcom, Maxxcom US, certain of the Guarantors, the Agent and the Lenders relating to the reorganization of Interfocus Group Limited and its Subsidiaries, no Event of Default or Pending Event of Default shall have occurred and be continuing as at the date of satisfaction of all of the foregoing conditions precedent;

                  (i) the Agent having received evidence, reasonably satisfactory to it, that the Mezz Agent and the Mezz Holders have, for the purposes of the Mezz Debenture, consented to each of the matters set forth in this Fourth Amendment Agreement or that such consent is not required under the Mezz Debenture and the Agent being satisfied with the other amendments to the Mezz Credit Documents made in that connection;

                  (ii) the Agent having received the favourable opinion of Blake, Cassels & Graydon LLP, Ontario counsel to Maxxcom, in relation to, inter alia, the enforceability of this Fourth Amendment Agreement and other related documents; and

                  (iii) such corporate resolutions, incumbency and other certificates of each of the Borrowers, the Guarantors and the other Restricted Parties as the Agent may reasonably request in connection with this Fourth Amendment Agreement and the transactions contemplated hereby.

Section 10 - Continuing Effect of Credit Agreement

         Except as amended by this Fourth Amendment Agreement, the Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Each of the Borrowers and the Guarantors confirms that the guarantees and Security made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the amendments and supplements to the Credit Agreement contained herein.

Section 11 -  Further Assurances

         Each of the Borrowers and the Guarantors shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this Fourth Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this Fourth Amendment Agreement.

Section 12 - Counterparts and Facsimile

         This Fourth Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Fourth Amendment Agreement shall be deemed to be valid execution and delivery thereof.

Section 13 - Governing Law

         The parties agree that this Fourth Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

Section 14 - Interpretation

         Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings defined in the Credit Agreement. This Fourth Amendment Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

                           [Execution Pages Follow]

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:     Judy McKay                         Name:
      Title:    Director                           Title:

By:   -----------------------------         By:    -----------------------------
      Name:     Anastasia Kotsidis                 Name:
      Title:    Associate                          Title:

CANADIAN IMPERIAL BANK OF                   CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------                   (CIBC World Markets Corp.,
      Name:                                           as agent for CIBC Inc.)
      Title:

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                                 Name:
      Title:                                                Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                                          Name:
      Title:                                                         Title:

          IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:   William E. Zarrett
      Title:                                       Title:   Managing Director

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF           CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------                (CIBC World Markets Corp.,
      Name:                                        as agent for CIBC Inc.)
      Title:

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                    Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                                          Name:
      Title:                                                         Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                                          Name:
      Title:                                                         Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF           CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:     Jason Caldarelli                   Name:
      Title:    Director                           Title:

By:   -----------------------------                (CIBC World Markets Corp.,
      Name:     Ralph Sehgal                       as agentfor CIBC Inc.)
      Title:    Executive Director

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF                   CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:   Geraldine Kerr
      Title:                                       Title:  Executive Director

By:                                                (CIBC World Markets Corp.,
      Name:                                        as agent for CIBC Inc.)
      Title:

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF           CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:                                                (CIBC World Markets Corp.,
      Name:                                        as agent for CIBC Inc.)


BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:     Ashor Rao                          Name:   Ashor Rao
      Title:    Vice President                     Title:  Vice President

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF                   CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:                                                (CIBC World Markets Corp.,
      Name:                                        as agent for CIBC Inc.)
      Title:

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:     ??????                             Name:
      Title:    Senior Vice President              Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS

THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA, by its
                                            Atlanta Agency

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

CANADIAN IMPERIAL BANK OF           CIBC INC.
COMMERCE

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

By:   -----------------------------                (CIBC World Markets Corp.,
      Name:                                        as agent for CIBC Inc.)
      Title:

BANK OF MONTREAL                            BANK OF MONTREAL, by its Chicago
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

ROYAL BANK OF CANADA                        ROYAL BANK OF CANADA, by its
                                            Grand Cayman (North America No. 1)
                                            Branch

By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:   Suzanne Kaicher
      Title:                                       Title:  Manager

THE TORONTO-DOMINION BANK           TORONTO DOMINION (TEXAS), INC.


By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:
      Title:                                       Title:

THE TORONTO-DOMINION BANK                   TORONTO DOMINION (TEXAS), INC.


By:   -----------------------------         By:    -----------------------------
      Name:                                        Name:   Jano Nixon
      Title:                                       Title:  Vice President

         THE BORROWERS
         -------------

MAXXCOM INC., an Ontario corporation        MAXXCOM INC., a Delaware corporation


By:   -----------------------------         By:    -----------------------------
      G. Gibson                                    G. Gibson
      Authorized Signing Officer                   Authorized Signing Officer

By:   -----------------------------         By:    -----------------------------
      R. Dickson                                   R. Dickson
      Authorized Signing Officer                   Authorized Signing Officer

         THE GUARANTORS
         --------------

MAXXCOM (NOVA SCOTIA) CORP.                 BRATSKEIR & COMPANY, INC.
MAXXCOM (USA) FINANCE                       CPB ACQUISITION INC.
     COMPANY                                CORMARK COMMUNICATIONS INC.
MAXXCOM (USA) HOLDINGS INC.                 CAMPBELL & PARTNERS
1220777 ONTARIO LIMITED                       COMMUNICATIONS LTD.
1385544 ONTARIO LIMITED                     AMBROSE CARR LINTON CARROLL
2026646 ONTARIO LIMITED                       INC.
MAXXCOM INTERACTIVE INC.                    STUDIO TYPE INC.
MF+P ACQUISITION CO.
SMI ACQUISITION CO.                         By:    -----------------------------
ACCENT ACQUISITION CO.                             R. Dickson
FMA ACQUISITION CO.                                Authorized Signing Officer
MACKENZIE MARKETING, INC.
TC ACQUISITION INC.
CHINNICI DIRECT, INC.
OVAL (1873) LIMITED
INTERFOCUS NETWORK LIMITED
INTERFOCUS TECHNOLOGY GROUP
     LIMITED
INTERFOCUS TECHNOLOGY USA, INC.
By:    -----------------------------
       G. Gibson
       Authorized Signing Officer

RESTRICTED PARTIES
------------------

INTERFOCUS DIRECT LIMITED
INTERFOCUS TECHNOLOGY LIMITED

By:    -----------------------------
       G. Gibson
       Authorized Signing Officer


THE AGENT
---------

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:    -----------------------------
       Name:    David Maddocks
       Title:   Director

By:    -----------------------------
       Name:
       Title:

                                  APPENDIX A

                          NEW SECURITY AND GUARANTEES

 OVAL (1873) LIMITED

1. Guarantee dated 12 September 2003 made by Oval (1873) Limited in favour of The Bank of Nova Scotia, as Administrative Agent, of debts, liabilities and obligations of Maxxcom to the Agent

2.       Security  Agreement  Deed dated 12  September  2003 made by Oval
         (1873) Limited in favour of The Bank of Nova Scotia, as Administrative Agent

3. Mortgage of Shares dated 12 September 2003 made by Oval (1873) Limited in favour of The Bank of Nova Scotia, as Administrative Agent, relating to its pledge of all of the shares of Interfocus Network Limited

INTERFOCUS NETWORK LIMITED

4. Mortgage of Shares dated 12 September 2003 made by Interfocus Network Limited in favour of The Bank of Nova Scotia, as Administrative Agent, re all of the shares of Interfocus Direct Limited and Interfocus Technology Group Limited

5. Acknowledgment and Confirmation re Existing Security dated as of 15 August 2003 made by Interfocus Network Limited (formerly known as Interfocus Technology Limited and Grange Advertising and Marketing Communications Limited), Interfocus Technology Group Limited (formerly known as Grange Advertising Limited) and Interfocus Technology USA, Inc. (formerly known as Grange USA, Inc.) in favour of The Bank of Nova Scotia, as Administrative Agent

                                  SCHEDULE G

                    RESTRICTED PARTY SHAREHOLDER AGREEMENTS

Accent Marketing Services, L.L.C.

1. Third Amended and Restated Limited Liability Company Agreement dated March 1, 2001 among AMS Holdings Inc., Tom Hansen, Lansdon Robbins, Kevin Callahan, Tim Clark, Wayne Schwertley, Bob Doligale, Chris Dauk, Kevin Foley, Linda Rabenecker, Francis Weber, Gary Owens, Chris Dunn, Kevin Donoho, Jeff Probus, Maxxcom Inc., Accent Acquisition Co., and Accent Marketing Services, L.L.C., as amended on May 1, 2003.

Accumark Promotions Group Inc.

2. Shareholders' Agreement dated December 10, 1993 among MDC Corporation, Gordon Kightley, G. Kightley Group Inc., David Sharpe, Thomas Green, Patricia Green, David Peres and Accumark Promotions Group Inc., (i) amended by a Shareholders' Amending Agreement dated August 1, 1995, (ii) a Shareholders' Amending Agreement dated January 31, 1996, (iii) a Shareholders' Amending Agreement dated July 31, 1996, (iv) an Agreement dated December 2, 1998, (v) an Amending Agreement dated December 21, 1998, (vi) a Covenant and Agreement dated February 11, 1999, (vii) a Shareholders' Amending Agreement dated March 30, 1999, (viii) an Assignment and Assumption Agreement dated March 1, 2000, (ix) a Share Exchange Agreement dated March 23, 2000, (x) a Shareholders' Amending Agreement dated March 23, 2000, and (xi) by a Shareholders' Amending Agreement dated April 22, 2003.

Allard Johnson Communications Inc.

3. Shareholders' Agreement dated October 1, 2001 among Maxxcom Inc., 1385544 Ontario Limited, 1493375 Ontario Limited (now Campbell + Partners Communications Ltd.), the other shareholders listed on
         Schedule 1 to the agreement and Allard Johnson Communications Inc.

Bryan Mills Group Ltd.

4. Amended and Restated Shareholders' Agreement dated March 31, 1999 among Peter Wootton, Nancy Ladenheim and Bryan Mills Group Ltd., as amended by Amending Agreement dated October 1, 1999 among MDC Corporation Inc., Nancy Ladenheim, Peter Wootton, Jeff Martin and Bryan Mills Group Ltd., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the Assumption Agreement dated March 23, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the related Share Exchange Agreements executed with each of the shareholders.

Crispin Porter & Bogusky LLC

5. Amended and Restated Limited Liability Company Agreement dated January 8, 2001 among Crispin & Porter Advertising, Inc. d/b/a/ Crispin Porter & Bogusky, a Florida corporation, Charles Porter, Alex Bogusky, Jeff Hicks, Jeff Steinhour, CPB Acquisition Inc., a Delaware corporation, Maxxcom Inc., an Ontario corporation and Crispin Porter & Bogusky LLC, a Delaware limited liability company, as amended on June 25, 2003.

Crispin Porter & Bogusky L.A., LLC

6. Limited Liability Company Agreement dated August 13, 2001 among Crispin & Porter Advertising, Inc. d/b/a/ Crispin Porter & Bogusky, a Florida corporation, Charles Porter, Alex Bogusky, Jeff Hicks, Jeff Steinhour, CPB Acquisition Inc., a Delaware corporation, Maxxcom Inc., an Ontario corporation and Crispin Porter & Bogusky L.A., LLC, a Delaware limited liability company, as amended on June 25, 2003.

Fletcher Martin Ewing LLC

7. Amended and Restated Operating Agreement dated November 30, 1999 among William Andrew Fletcher, Michael Ewing, FMA Acquisition Co., MDC Corporation, Maxxcom Inc. and Fletcher Martin Associates LLC, as amended by Amendment No. 1 to the Amended and Restated Operating Agreement dated as of November 29, 2000, the Letter Agreement dated June 5, 2001, and by Amendment No. 2 to the Amended and Restated Operating Agreement dated as of May 30, 2002.

Integrated Healthcare Communications, Inc.

8. Shareholders' Agreement dated January 1, 2002 among Maxxcom Inc., Tericon Corporation, Terry Johnson, Sheila Rivest and Integrated Healthcare Communications, Inc.

Interfocus Group Limited

9. Shareholders and Option Agreement dated September 5, 2000 among Sevco 1156 Limited, Matthew Hooper and Maxxcom Inc., as amended by an Agreement dated November 15, 2000 regarding the full repayment of the outstanding loan owing by Interfocus to Maxxcom in the amount of GBP 5,334,685 in exchange for 5,334,685 C ordinary shares of GBP 1 each credited as fully paid, and further amended by an Agreement dated May 31, 2002.

Margeotes/Fertitta + Partners LLC

10. Limited Liability Company Agreement dated July 31, 1998 among MF + P Acquisition Co., Margeotes/Fertitta + Partners Inc., George Fertitta and Margeotes/Fertitta + Partners LLC, as amended by Amendment No. 1 to the Limited Liability Company Agreement dated March 28, 2000 and Amendment No. 2 to the Limited Liability Company Agreement dated November 29, 2000.

Northstar Research Partners Inc.

11. Pre-Incorporation Agreement dated July 2, 1998 among MDC Communications Corporation, Stephen Tile, Jeffrey Histed, Douglas Davey and Northstar Research Partners Inc. ("Northstar"), as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., as amended by the Amending Agreement dated September 20, 2000 and as further amended by the Amending Agreement made as of the 15th day of February, 2001 among Maxxcom Inc., Stephen Tile, Jeffrey Histed, Douglas Davy, Shari Allison-Perkovic and Northstar.

656712 Ontario Limited (Strategies International)

12. Shareholders' Agreement among Maxxcom Inc., an Ontario corporation, Greg Berube, M&A Berube Holdings Ltd. and 656712 Ontario Limited dated January 1, 2001.

Source Marketing LLC

13. Operating Agreement dated October 15, 1998 among SMI Acquisition Co., Source Marketing Inc. (now Spruce Lake Inc.), Howard Steinberg and Source Marketing LLC, as amended by Amendment No. 1 to the Operating Agreement dated January 1, 2000, Amendment No. 2 to the Operating Agreement dated November 29, 2000, and Amendment No. 3 to the Operating Agreement dated May 13, 2002, and Amendment No. 4 to the Operating Agreement dated May 31, 2003.

TargetCom LLC

14. Limited Liability Company Agreement dated June 30, 2000 among TargetCom Inc. (now Comtar Inc.), TC Acquisition Inc., Maxxcom Inc. and TargetCom LLC, as amended by Amendment No. 1 to the Limited Liability Company Agreement dated as of November 29, 2000.

Veritas Communications Inc.

15. Amended and Restated Shareholders' Agreement dated November 19, 1998 among MDC Communications Corporation, Terry M. Johnson, Jennifer Spencer, David McLaughlin, Sheila Gies and Veritas Communications Inc., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., the Share Exchange Agreement dated March 23, 2000 executed by each of the shareholders, the Amending Agreement among Maxxcom Inc., Terry M. Johnson, Jennifer Spencer, Beverley Hammond and Veritas Communications Inc. dated September 25, 2001, and the Amending Agreement amendment among Maxxcom Inc., Terry Johnson, Beverly Hammond and Veritas Communications Inc. dated August 16, 2002.


                                  SCHEDULE I

                        OWNED AND LEASED REAL PROPERTY

--------------------------------------------------------------------------------------------------------------------
              RESTRICTED PARTY                             LOCATION OF LEASED                      LOCATION OF
                                                                PROPERTY                              OWNED
                                                                                                    PROPERTY
--------------------------------------------------------------------------------------------------------------------

Maxxcom Inc.                                  45 Hazelton Avenue                            None
                                              Toronto, Ontario
                                              M5R 2E3

1220777 Ontario Limited                       None                                          None

656712 Ontario Limited                        None                                          135 Berkeley Street
                                                                                            Toronto, Ontario
                                                                                            Canada

Accumark Promotions Group Inc.                240 Duncan Mill Road                          None
                                              Suite 101 & 105
                                              North York, Ontario
                                              M3V 104

Ambrose Carr Linton Carroll Inc.              939 Eglinton Avenue East                      None
                                              Suite 203
                                              Toronto, Ontario
                                              M4G 2L6

Bryan Mills Group Ltd.                        1129 Leslie Street                            None
                                              Toronto, Ontario
                                              M3C 2K5

Cormark Communications Inc.                   369 York Street                               None
                                              Suite 2A
                                              London, Ontario
                                              Canada

Allard Johnson Communications                 10 Lower Spadina Avenue
Inc.                                          Suite 201B & 400
                                              Toronto, Ontario
                                              M5V 2Z2

                                              130 Albert St., suite 1109
                                              Ottawa, On
                                              K1P 5G4
                                              555 Rene-Levesque Boulevard
                                              West
                                              16th & 17th Floor
                                              Montreal, Quebec

Veritas Communications Inc.                   161 Eglinton Avenue East                      None
                                              Suite 704
                                              Toronto, Ontario
                                              M4P 1J5

Integrated Healthcare                         555 Richmond Street W.                        None
Communications, Inc.                          Suite 918
                                              Toronto, Ontario
                                              M5V 3B1

Northstar Research Partners Inc.              372 Bay Street                                None
                                              Suite 1600
                                              Toronto, Ontario
                                              M5H 2W9

                                              6 Times Square
                                              Suite 803
                                              New York, NY 10036

                                              Chrysler Building
                                              7700 Irvine Centre Drive,
                                              Unit 260
                                              Irvine, California 92618

Maxxcom Interactive Inc.                      None                                          None

1385544 Ontario Limited                       None                                          None

2026646 Ontario Limited                       None                                          None

Maxxcom Inc. (US)                             None                                          None

MF + P Acquisition Co.                        None                                          None

Margeotes/Fertitta + Partners LLC             411 Lafayette Street                          None
                                              4-6 Floor
                                              New York, New York
                                              USA 10003

SMI Acquisition Co.                           None                                          None

Source Marketing LLC                          15 Ketchum Street                             None
                                              Westport, Connecticut
                                              USA 06880

Colle & McVoy, Inc.                           8500 Normandale Lake Blvd.                    None
                                              Bloomington, Minnesota, USA 55422

                                              Warehouse1230
                                              East 115th Street
                                              Burnsville, Minnesota
                                              USA 55337

Accent Marketing Services, L.L.C.             325 W. Main Street                            None
                                              Suite 1400
                                              Louisville, Kentucky
                                              USA 40202

                                              Customer Contact Center
                                              645 Park East Boulevard
                                              Suite 7
                                              New Albany, Indiana
                                              USA 47150

                                              Customer Contact Center
                                              8412 N.W. 107th Terrace
                                              Kansas City, Missouri
                                              USA 64153

                                              Customer Contact Center
                                              5300 Recker Highway, Bldg. #2
                                              Winter Haven, Florida
                                              USA 33880

                                              Customer Contact Center
                                              211 East Hwy 66, Tell City
                                              Indiana USA 47586

                                              Customer Contact Center
                                              5923 North Gall Blvd.
                                              Zephyrhills, Florida
                                              USA 33541

                                              Customer Contact Center
                                              308 Ardice Avenue
                                              Lake County, Florida 32726

                                              Sales Office
                                              7606 West Sand Lake Road
                                              Orlando, Florida 32819

                                              ASI Office
                                              400 Missouri Avenue, Suite 107
                                              Jeffersonville, Indiana 47130

Accent Acquisition Co.                        None                                          None

FMA Acquisition Co.                           None                                          None

Fletcher Martin Ewing LLC                     303 Peachtree Centre Avenue,                  None
                                              Suite 625
                                              Atlanta, Georgia
                                              USA 30303

Maxxcom (Nova Scotia) Corp.                   None                                          None

Maxxcom (USA) Finance Company                 None                                          None

Maxxcom (USA) Holdings Inc.                   None                                          None

TC Acquisition Inc.                           None                                          None

TargetCom LLC                                 444 North Michigan Avenue,                    None
                                              27th Floor
                                              Chicago, Illinois
                                              USA 60611

                                              One Market, Spear Tower,
                                              Suite 3600
                                              San Francisco, CA
                                              USA 94105

Chinnici Direct, Inc.                         411 Lafayette Street                          None
                                              3rd Floor
                                              New York, New York
                                              USA 10003

Mackenzie Marketing, Inc.                     505 N. Highway 169                            None
                                              Suite 350/475
                                              Minneapolis, MN
                                              USA 55441

Interfocus Group Limited                      None                                          None

Northstar Research Partners (UK)              Lancer Square                                 None
Limited                                       London, W8 4ES
                                              England

Bratskeir & Company, Inc.                     400 Lafayette Street                          None
                                              5th Floor
                                              New York, New York
                                              USA 10003

CPB Acquisition Inc.                          None                                          None

Crispin Porter & Bogusky LLC                  3390 Mary Street, Suite 300                   None
                                              Coconut Grove, Florida
                                              USA 33133

                                              515 Boccaccio Ave.
                                              Venus, California
                                              90291

Interfocus Technology Limited                 Lancer Square                                 None
                                              London, W8 4ES
                                              England

Interfocus Technology USA, Inc.               None                                          None

Oval (1873) Limited                           None                                          None

Interfocus Network Limited                    None                                          None

Interfocus Technology Group Limited           None                                          None

Interfocus Direct Limited                     None                                          None

                                  SCHEDULE J

              RESTRICTIONS CREATED BY SHAREHOLDER AGREEMENTS AND
                             CONSTATING DOCUMENTS

         As used herein, the term "Shareholders' Agreement", "Company Agreement", "Operating Agreement" or "Shareholders' and Option Agreement" as applicable to each of the following entities is defined in Schedules G and T of the Credit Agreement.

1.       Accent Marketing Services, L.L.C. ("Accent L.L.C.")

         Restrictions created by the Company Agreement wherein Section 4.1(a)(ii) provides that, except to the extent otherwise provided in the Company Agreement, the powers of Accent L.L.C. shall be exercised by and under the authority of, and the business and affairs of Accent L.L.C. shall be managed under the direction of the Managers of Accent L.L.C. Notwithstanding the foregoing, or any other provisions of the Company Agreement to the contrary, so long as both AMS Holdings, Inc. and Accent Acquisition Co. own Membership Interests, the entering into any business other than, or any transaction outside, the normal business activities of Accent L.L.C. and related activities shall require the mutual agreement of Accent Acquisition Co. and AMS Holdings, Inc., whether at a meeting of the Members at which a quorum is present, or by the written consent thereof.

2.       Accumark Promotions Group ("Accumark")

         Restrictions created by the Shareholders' Agreement wherein section
         3.9 provides that unless otherwise resolved by the Board of Directors of Accumark, all contracts and documents binding the Corporation in respect of: (i) matters not in the ordinary course of Business; or
         (ii) matters in the ordinary course of Business and involving a series of amounts payable to the same party over a period of six months in excess of $500,000 shall require the signature of one of the Maxxcom appointees together with the signatures of any two of the class A shareholders.

         Under section 4.5 of the Shareholders' Agreement, the Board of Directors of Accumark shall determine whether borrowings are required by Accumark, from whom such borrowings will be obtained, and the terms and conditions of such borrowing.

3.       Allard Johnson Communications Inc. ("Allard Johnson")

         Restrictions created by the Shareholders' Agreement wherein Section
         4.13 provides, inter alia, that, notwithstanding the general provisions of Sections 4.8 and 4.10 of the Shareholders' Agreement, any decision of the Board of Directors of Allard Johnson regarding:
         (i) the incurrence whether absolutely or contingently of indebtedness for borrowed money whether directly or by indirect financing arrangements except in the ordinary course of business; (ii) the lending of money in excess of $10,000 by Allard Johnson or the incurrence of any guarantee or indemnity obligations including, without limitation, to or for the benefit of any Shareholder; (iii) any material contract, agreement or other transaction which is not in the ordinary course of business with an obligation or liability to any Shareholder or any Person not at arm's length with him which directly or indirectly provides to such Person any benefit or advantage whether or not greater than Fair Market Value; (iv) any material change to the Business; (v) any material contract, agreement, obligation, liability or other transaction which is not in the ordinary course of establishing or carrying on the Business shall require the affirmative vote of all the directors of Allard Johnson and, if decided by the Shareholders shall require the approval of not less than sixty-nine percent (69%) and with respect to items (i) and
         (iv) of this paragraph shall require sixty-nine percent (69%) of the votes attaching to all voting shares represented in person or by proxy at a Shareholders' meeting duly called and held.

4.       Bryan Mills Group Ltd. ("Bryan Mills")

         Restriction created by the Shareholders' Agreement wherein section 4.1(g) provides that all contracts and documents binding Bryan Mills not entered into in the ordinary course of business and which have not been approved in the annual capital and operating budget or by specific resolution of the Board of Directors and involving amounts, expenditures or commitments, or a series of payments, expenditures or commitments to the same party, in excess of $10,000 shall require the signature of the President or Treasurer of Bryan Mills together with the President or Chief Financial Officer of Maxxcom.

5.       Crispin Porter & Bogusky LLC ("CPB")

         Restrictions created by the Company Agreement wherein Section 4.1 provides that, except to the extent otherwise provided for in the Company Agreement, the powers of CPB shall be exercised by and under the authority of, and the business and affairs of CPB shall be managed under, the direction of the Managers of CPB. Notwithstanding the foregoing or any other provisions of the Company Agreement to the contrary, as long as Crispin & Porter Advertising, Inc. and CPB Acquisition Inc. own Membership Interests the taking of any of the following actions shall require the mutual agreement of Crispin & Porter Advertising, Inc. and CPB Acquisition Inc.: the entering into any business other than, or any transaction outside, the normal business activities of CPB and related activities; and the creation of or the modification of any borrowing or other encumbrance by CPB or of any of the terms of any of the following financial arrangements such as any security interest on any of CPB's assets (other than purchase money security interests involving capital expenditures or commitments which are not in excess of $50,000 per expenditure or commitment or aggregating more than $200,000 during any calendar year, except to the extent additional expenditures are provided for in CPB's approved capital expenditure budget), or any guarantee by CPB of the obligations of any Person. Such mutual agreement may be obtained by a vote at a meeting of the Members at which CPB Acquisition Inc. and Crispin & Porter Advertising, Inc. are present or by the unanimous written consent of CPB.

6.       Crispin Porter & Bogusky L.A., LLC ("CPB LA")

         Restrictions created by the Company Agreement wherein Section 4.1 provides that, except to the extent otherwise provided for in the Company Agreement, the powers of CPB LA shall be exercised by and under the authority of, and the business and affairs of CPB LA shall be managed under, the direction of the Managers of CPB LA. Notwithstanding the foregoing or any other provisions of the Company Agreement to the contrary, as long as Crispin & Porter Advertising, Inc. and CPB Acquisition Inc. own Membership Interests the taking of any of the following actions shall require the mutual agreement of Crispin & Porter Advertising, Inc. and CPB Acquisition Inc.: the entering into any business other than, or any transaction outside, the normal business activities of CPB LA and related activities; and the creation of or the modification of any borrowing or other encumbrance by CPB LA or of any of the terms of any of the following financial arrangements such as any security interest on any of CPB LA's assets (other than purchase money security interests involving capital expenditures or commitments which are not in excess of $25,000 per expenditure or commitment or aggregating more than $50,000 during any calendar year, except to the extent additional expenditures are provided for in CPB LA's approved capital expenditure budget), or any guarantee by CPB LA of the obligations of any Person. Such mutual agreement may be obtained by a vote at a meeting of the Members at which CPB Acquisition Inc. and Crispin & Porter Advertising, Inc. are present or by the unanimous written consent of CPB LA.

7.       Fletcher Martin Ewing LLC ("FME LLC")

         Restriction created by the Operating Agreement wherein Section 4.1 provides that, except to the extent otherwise provided for in the Operating Agreement, the powers of FME LLC shall be exercised by and under the authority of, and the business and affairs of FME LLC shall be managed under, the direction of the Managers of FME LLC. Notwithstanding the foregoing or any other provisions of the Operating Agreement to the contrary, as long as William Andrew Fletcher and/or Michael Ewing, on the one hand, and FMA Acquisition Co., on the other hand, own Membership Interests, the entering into any business other than, or any transaction outside, the normal business activities of FME LLC and related activities as well as any decisions regarding borrowing by FME LLC and/or the encumbering of the assets of FME LLC, shall require the mutual agreement of William Andrew Fletcher and Michael Ewing (or such of them that own Membership Interests) on the one hand, and FMA Acquisition Co. on the other hand, whether at a meeting of the members at which a quorum is present, or by the written consent thereof.

8.       Integrated Healthcare Communications, Inc. ("IHC")

         Restrictions created by the Shareholders' Agreement wherein section
         4.11 provides that unless otherwise resolved by the Board of Directors of IHC, all contracts and documents binding IHC in respect of (i) matters not in the ordinary course of business; (ii) any disposition of assets of IHC with a fair market value in excess of $50,000; or (iii) an amount in excess of $25,000 or series of amounts over a six-month period in excess of $50,000 being paid to a person non-arm's length with any of the shareholders of IHC shall require the signature of one of the Chief Financial Officer or Chief Executive Officer of Maxxcom together with the signature of any one of the individual Shareholders.

         Under section 5.5 of the Shareholders' Agreement, the Board of Directors of IHC shall determine whether borrowings are required by IHC, from whom such borrowings will be obtained and the terms and conditions of such borrowing.

9.       Interfocus Group Limited ("Interfocus")

         Restriction created by the Shareholders' and Option Agreement among Sevco 1156 Limited, Matthew Hooper and Maxxcom Inc., wherein Part II(3) of Schedule 4 provides that none of the following matters shall be undertaken without the prior written consent of Maxxcom: (i) the entry by Interfocus or any subsidiary of any new mortgage, loan or borrowing facility or the variation of the terms of any such fmancing; (ii) the giving of any guarantee (other than in relation to the supply of goods or services in the normal course of trading) or the creation or issue of any debenture, mortgage, charge or other security (other than liens arising in the course of trading).

10.      Margeotes/Fertitta + Partners LLC ("MF+P LLC")

         Restriction created by the Company Agreement wherein Section 4.1 provides that, except to the extent otherwise provided for in the Company Agreement, the powers of MF+P LLC shall be exercised by and under the authority of, and the business and affairs of MF+P LLC shall be managed under, the direction of the Managers of MF+P LLC. Notwithstanding the foregoing or any other provisions of the Company Agreement to the contrary, so long as both Margeotes/Fertitta + Partners Inc. and MF+P Acquisition Co. own Membership Interests, the entering into any business other than, or any transaction outside, the normal business activities of MF+P LLC and related activities as well as any decisions regarding borrowing by MF+P LLC and/or the encumbering of the assets of MF+P LLC, shall require the unanimous vote of all of the holders of Membership Interests, whether at a meeting of the Members at which a quorum is present, or by written consent.

11.      Northstar Research Partners Inc. ("Northstar")

         Restrictions created by Schedule A to pre-incorporation agreement (the "Pre-Incorporation Agreement") dated July 2, 1998, as amended, among MDC Communications Corporation (whose interest was subsequently assigned to Maxxcom Inc. as of March 1, 2000), Stephen Tile, Jeffrey Histed, Douglas Davey and Northstar wherein Section 4.12 provides that no decisions of the Board of Directors or the Shareholders of Northstar with respect to the following matters shall be made without the consent of a majority of the Shareholders other than Maxxcom: (i) the establishment of any loan facilities; (ii) a loan to, or the guarantee of obligations of, a third party; and (iii) the encumbrance of any of the assets of Northstar except in the ordinary course of business.

12.      Source Marketing LLC ("Source LLC")

         Restriction created by the Operating Agreement wherein Section 4.1(a) provides that, except to the extent otherwise provided in the Operating Agreement, the powers of Source LLC shall be exercised by and under the authority of, and the business and affairs of Source LLC shall be managed under the direction of the Managers of Source LLC. Notwithstanding the foregoing or any other provisions of the Operating Agreement to the contrary, as long as both Source Marketing, Inc. (now Spruce Lake Inc.) and SMI Acquisition Co. own Membership Interests, the entering into any business other than, or any transaction outside, the normal business activities of Source LLC and related activities as well as any decisions regarding borrowing by Source LLC and/or the encumbering of the assets of Source LLC, shall require the unanimous vote of all of the holders of Membership Interests, whether at a meeting of the Members at which a quorum is present or by written consent.

13.      656712 Ontario Limited (Strategies International)

         Restriction created by the Shareholders' Agreement wherein section
         4.11 provides that, unless otherwise resolved by the Board of Directors, all contracts and documents binding Strategies International in respect of: (i) matters not in the ordinary course of business; (ii) matters in the ordinary course of business and involving a series of amounts payable to the same party over a period of six months in excess of $100,000; or (iii) an amount in excess of $50,000 or a series of amounts over a six month period in excess of $100,000 being paid to a person who does not deal at arm's length with any of the shareholders of Strategies International shall require the signature of one of the Maxxcom appointees together with the signature of any one of the individual Shareholders of Strategies International (other than Maxxcom).

14.      TargetCom LLC

         Restrictions created by the Company Agreement wherein Section 4.1 provides that, except to the extent otherwise provided for in the Company Agreement, the powers of TargetCom LLC shall be exercised by and under the authority of, and the business and affairs of TargetCom LLC shall be managed under, the direction of the Managers of TargetCom LLC. Notwithstanding the foregoing or any other provisions of the Company Agreement to the contrary, as long as TargetCom Inc. (now Comtar Inc.) and/or TC Acquisition Inc. owns Membership Interests, the entering into any business other than, or any transaction outside the normal business activities of TargetCom LLC and related activities, as well as any decisions regarding borrowing by TargetCom LLC and/or the encumbering of the assets of TargetCom LLC, shall require the mutual agreement of TargetCom Inc. (now Comtar Inc.) and TC Acquisition Inc. whether at a meeting of the Members at which a quorum is present, or by the written consent of the Members.

15.      Veritas Communications Inc. ("Veritas")

         Restriction created by Shareholders' Agreement wherein section 4.10 provides that, unless otherwise resolved by the Board of Directors, all contracts and documents binding Veritas in respect of matters not in the ordinary course of business shall require the signature of one of the Maxxcom appointees together with the signature of Beverly Hammond.

         Under section 5.5 of the Shareholders' Agreement, the Board of Directors shall determine whether borrowings are required by Veritas, from whom such borrowings will be obtained and the terms and conditions of such borrowing.


                                                               SCHEDULE K

                                               LOANS AND FINANCIAL ASSISTANCE TO SHAREHOLDERS

--------------------------------------------------------------------------------------------------------------------
             LOAN MADE BY:                          LOAN MADE TO:                            AMOUNT:
--------------------------------------------------------------------------------------------------------------------
Maxxcom Inc.
                                         Mario Daigle                           Cdn               $74,515.33
                                         Mark McElwain                          Cdn               $68,635.32
                                         S. Tile                                Cdn              $100,000.00
                                         Terry Johnson                          Cdn              $114,844.00
                                         Richard Brott                          Cdn               $18,449.00
                                         Vito Laudadio                          Cdn                $9,224.00
                                         Josephine Battaglia                    Cdn               $18,449.00
                                         Tim Herbert                            Cdn               $18,449.00
                                         Doron Woticky                          Cdn               $13,837.00
                                         Yuri Kovar                             Cdn               $13,837.00
                                         Greg Berube                            Cdn               $87,573.74
                                         Beverly Hammond                        Cdn               $93,685.44
                                         Sheila Rivest                          Cdn              $132,120.72

Maxxcom Inc. (US)                        Charles Howe                           US                $89,420.17
                                         Ralph Yaeger                           US                $49,593.97
                                         Annette Bertelsen                      US                 $4,966.57
                                         Kim Fox                                US                $17,523.99
                                         Lisa Miller                            US                 $8,954.70

                                  SCHEDULE L

         OUTSTANDING, PENDING OR THREATENED LITIGATION, ARBITRATION OR
                          ADMINISTRATIVE PROCEEDINGS

1.       Colle + McVoy re Mosaic Retail Solutions
         ----------------------------------------

         On December 9, 2002 action has been brought against Colle + McVoy by Mosaic Retail Solutions, Inc., in Orange County Superior Court of California for an account stated and similar claims in the amount of $50,000. Colle + McVoy attempted, but failed to have the case transferred to Minnesota, but has indicated that the claimed amount of $50,000 is disputed and that it intends to vigorously defend the action.

2. Cormark MacPhee Communication Solutions (Canada) Inc. and MacPhee + Partners Inc.
         -------------------------------------------------------------------

         MacPhee & Partners Inc. ("MacPhee") performed services for Cormark MacPhee Communication Solutions (Canada) Inc. ("Cormark") during the period 2000 and 2001. MacPhee insists that it is entitled to approximately $ 100,000 in payment for these services, based on a verbal agreement with Cormark's previous president. Cormark acknowledges certain charges for services from MacPhee of approximately $ 25,000. Although MacPhee has threatened legal action, Cormark has, to date, never received any correspondence from MacPhee with respect to this matter.

3.       Source Marketing LLC -- Employment of Lisa Druker
         -------------------------------------------------

         On May 2003, action was brought against Source Marketing LLC ("Source") by Lisa Druker ("Druker"), a former employee of Source, for amounts owed in connection with her employment agreement. In May 2002, Source terminated Druker for cause, pursuant to her employment agreement. Druker claims she was terminated without cause and is seeking approximately US $283,000 representing unpaid salary for the balance of the contract term. The parties have agreed to an arbitrator and are currently and each party is in the process of providing the arbitrator with the requested information.

         Source intends on defending their position as described above and believes that no monies will be payable as a result of the arbitration.


                                  SCHEDULE M

                         JURISDICTION OF INCORPORATION
        PROPERTY, PLACES OF BUSINESS/LOCATION OF REGISTERED OFFICE AND
               PLACES FROM WHICH ACCOUNTS RECEIVABLE ARE BILLED

--------------------------------------------------------------------------------------------------------------------
            RESTRICTED PARTY            JURISDICTION OF                        PLACE(S) OF
                                          INCORORATION                     BUSINESS/LOCATION OF
                                                                            REGISTERED OFFICE
--------------------------------------------------------------------------------------------------------------------

Maxxcom Inc.                               Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           Canada, M5R 2E3

1220777 Ontario Limited                    Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           Canada, M5R 2E3

656712 Ontario Limited                     Ontario                         135 Berkeley Street
                                                                           Toronto, Ontario

Accumark Promotions Group, Inc.            Ontario                         240 Duncan Mill Road
                                                                           Suite 101 & 105
                                                                           North York, Ontario
                                                                           Canada, M3V 1O4

Ambrose Can Linton Carroll Inc.            Ontario                         939 Eglinton Avenue East
                                                                           Suite 203
                                                                           Toronto, Ontario
                                                                           Canada, M4G 2L6

Bryan Mills Group Ltd.                     Ontario                         1129 Leslie Street
                                                                           Toronto, Ontario
                                                                           Canada, M3C 2K5

Cormark Communications Inc.                Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           Canada, M5R 2E3

Veritas Communications Inc.                Ontario                         161 Eglinton Avenue East
                                                                           Suite 704
                                                                           Toronto, Ontario

Integrated Healthcare Communications,      Ontario                         555 Richmond Street West
Inc.                                                                       Suite 918
                                                                           Toronto, Ontario
                                                                           Canada, M5V 3B1

Northstar Research Partners Inc.           Ontario                         Head Office
                                                                           372 Bay Street
                                                                           Suite 1600
                                                                           Toronto, Ontario

                                                                           6 Times Square
                                                                           Suite 803
                                                                           New York, NY 10036

                                                                           Chrysler Building
                                                                           7700 Irvine Centre Drive, Unit 260
                                                                           Irvine, California
                                                                           USA 92618

Northstar Research Partners UK Limited                                     372 Bay Street
                                                                           Suite 1600
                                                                           Toronto, Ontario

Maxxcom Interactive Inc.                   Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           M5R 2E3

Campbell + Partners Communications Ltd.    Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           M5R 2E3

Allard Johnson Communications Inc.         Ontario                         Head Office
                                                                           10 Lower Spadina Avenue
                                                                           Suite 201B & 400
                                                                           Toronto, Ontario
                                                                           M5V 2Z2

                                                                           10 Albert Street, Suite 1109
                                                                           Ottawa, Ontario
                                                                           K1P 5G4

                                                                           555 Rene-Levesque Boulevard West
                                                                           16th & 17th Floor
                                                                           Montreal, Quebec

1385544 Ontario Limited                    Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           M5R 2E3

2026646 Ontario Limited                    Ontario                         45 Hazelton Avenue
                                                                           Toronto, Ontario
                                                                           M5R 2E3

Maxxcom Inc. (US)                          Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Colle & McVoy, Inc.                        Minnesota                       8500 Normandale Lake Blvd.
                                                                           Bloomington, Minnesota 55422

MF + P Acquisition Co.                     Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Margeotes/Fertitta + Partners LLC          Delaware                        411 Lafayette Street
                                                                           New York, New York

SMI Acquisition Co.                        Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Source Marketing LLC                       New York                        15 Ketchum Street
                                                                           Westport, Connecticut
                                                                           USA 06880

Accent Acquisition Co.                     Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Accent Marketing Services, L.L.C.          Delaware                        Head Office
                                                                           325 W. Main Street
                                                                           Suite 1400
                                                                           Louisville, Kentucky 40202

                                                                           Customer Contact Center
                                                                           645 Park East Boulevard
                                                                           Suite 7
                                                                           New Albany, Indiana 47150

                                                                           Customer Contact Center
                                                                           8412 N.W. 107th Terrace
                                                                           Kansas City, Missouri 64153

                                                                           Customer Communications Center
                                                                           5300 Recker Highway, Bldg. #2
                                                                           Winter Haven, Florida 33880

                                                                           Customer Contact Center
                                                                           5923 North Gall Blvd.
                                                                           Zephyrhills, Florida 33542

                                                                           Customer Contact Center
                                                                           211 East Hwy 66, Tell City
                                                                           Indiana, USA 47586

                                                                           Customer Contact Center
                                                                           308 Ardice Avenue
                                                                           Lake County, Florida 32726

                                                                           Sales Office
                                                                           7606 West Sand Lake Road
                                                                           Orlando, Florida 32819

                                                                           ASI Office
                                                                           400 Missouri Avenue, Suite 107
                                                                           Jeffersonville, Indiana 47130

FMA Acquisition Co.                        Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Fletcher Martin Ewing LLC                  Delaware                        303 Peachtree Center Avenue
                                                                           Suite 625
                                                                           Atlanta, Georgia 30303

Maxxcom (Nova Scotia) Corp.                Nova Scotia                     Registered Office
                                                                           1600-5151 George Street
                                                                           Halifax, Nova Scotia
                                                                           B3J 1M5

Maxxcom (USA) Finance Company              Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Maxxcom (USA) Holdings Inc.                Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

TC Acquisition Inc.                        Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Targetcom LLC                              Delaware                        444 North Michigan Avenue
                                                                           Chicago, Illinois 60611

                                                                           One Market, Spear Tower, Suite 3600
                                                                           San Francisco, CA USA 94105

Mackenzie Marketing, Inc.                  Delaware                        505 N. Highway 169, Suite 350
                                                                           Minneapolis, MN 55441

Chinnici Direct, Inc.                      Delaware                        411 Lafayette St., 3rd Fl.
                                                                           New York, New York 10003

Interfocus Group Limited                   England & Wales                 Interfocus House
                                                                           Lancer Square
                                                                           London, England
                                                                           W8 4ES

Bratskeir & Company, Inc.                  Delaware                        400 Lafayette St., 5th Floor
                                                                           New York, New York 10003

CPB Acquisition Inc.                       Delaware                        Registered Office
                                                                           Corporation Service Company
                                                                           2711 Centreville Rd., Suite 400
                                                                           Wilmington, Delaware 19808

Crispin Porter & Bogusky LLC               Delaware                        3390 Mary Street, Suite 300
                                                                           Coconut Grove, Florida
                                                                           USA 33133

Crispin Porter & Bogusky L.A. LLC          Delaware                        515 Boccaccio Avenue
                                                                           Venus, California USA 90291

Interfocus Technology Group Limited        England & Wales                 Interfocus House
                                                                           Lancer Square
                                                                           London, England W8 4ES

Interfocus Network Limited                 England & Wales                 Interfocus House
                                                                           Lancer Square
                                                                           London, England W8 4ES

Interfocus Direct Limited                  England & Wales                 Interfocus House
                                                                           Lancer Square
                                                                           London, England W8 4ES

Interfocus Technology Limited              England & Wales                 Interfocus House
                                                                           Lancer Square
                                                                           London, England W8 4ES

Oval (1873) Limited                        England & Wales                 2 Temple Back East
                                                                           Temple Quay
                                                                           Bristol BS1 6EG

Interfocus Technology USA, Inc.            California                      c/o Good, Wildman, Hegness &
                                                                           Walley
                                                                           5000 Campus Drive
                                                                           Newport Beach, California
                                                                           92660 - 2181


                                              SCHEDULE N

                                             CAPITAL STRUCTURE

--------------------------------------------------------------------------------------------------------------------
              RESTRICTED PARTY                     SHAREHOLDER                      NUMBER OF SHARES
                                                       or                      OWNED or PERCENT INTEREST
                                                     MEMBER
--------------------------------------------------------------------------------------------------------------------
Maxxcom Inc.                                  MDC Corporation Inc.                   49,098,962

1220777 Ontario Limited                       Maxxcom Inc.                           1 Common Share

2026646 Ontario Limited                       Maxxcom Inc.                           1 Common Share

656712 Ontario Limited                        Maxxcom Inc.                           765 Common Shares

                                              M. & A. Berube Holdings Ltd.           135 Common Shares

Accumark Promotions Group Inc.                Thomas Green                           2,268 Class A Shares, 522 Class
                                                                                     C Shares

                                              Patricia Green                         607 Class A Shares, 1,643 Class
                                                                                     C Shares

                                              David Sharpe                           5,040 Class A Shares

                                              David Peres                            647 Class A Shares, 4,393 Class
                                                                                     C Shares

                                              David Hanson                           5,040 Class C Shares

                                              Maxxcom Inc.                           560 Class A Shares, 200 Class B
                                                                                     Shares, 1,680 Class C Shares

Ambrose Carr Linton Carroll Inc.              Maxxcom Inc.                           100,000 Common Shares

Bryan Mills Group Ltd.                        Nancy Ladenheim                        1,800 Class B Voting Shares

                                              Jeff Martin                            950 Class B Voting Shares

                                              Peter Wootton                          450 Class B Voting Shares

                                              Maxxcom Inc.                           6,800 Class B Voting Shares

Campbell + Partners Communications Ltd.       Cormark Communications Inc.            50 Preference Shares

                                              Maxxcom Inc.                           1,000 Common Shares

Cormark Communications Inc.                   Maxxcom Inc.                           10,000 Common Shares

Allard Johnson Communications Inc.            Mario Daigle                           492,363 Class A Common Shares

                                              Richard Brott                          539,008 Class A Common Shares

                                              Yuri Kovar                             295,414 Class A Common Shares

                                              Doron Woticky                          328,081 Class A Common Shares

                                              Vito Laudadio                          233,260 Class A Common Shares

                                              Tim Herbert                            500,014 Class A Common Shares

                                              Mark McElwain                          64,325 Class A Common Shares

                                              Josephine Battaglia                    470,583 Class A Common Shares

                                              Terry Johnson                          2,233,578 Class A Common Shares

                                              Campbell & Partners Communications     9,611,200 Class A Common Shares
                                              Ltd.

                                              1385544 Ontario Limited                2,180,104 Class A Common Shares

                                              2026646 Ontario Limited                339,743 Class A Common Shares

                                              Andre Blanchard                        237,498 Class A Common Shares

                                              FinanciPre Banque Nationale in trust   251,840 Class A Common Shares
                                              for Robert Deslauriers

                                              Robert Deslauriers                     400,201 Class A Common Shares

                                              Claude Lepine                          303,000 Class A Common Shares

                                              Les Placements G4B inc.                772,281 Class A Common Shares

                                              Luc Paquette                           127,615 Class A Common Shares

                                              Pertinence inc.                        235,341 Class A Common Shares

                                              Courtage B escompte Banque Nationale   42,754 Class A Common Shares
                                              in trust for Serge Miousse

                                              Le FinanciPre Banque Nationale in      58,581 Class A Common Shares
                                              trust for Jacques Larose

                                              Maria Spensieri                        240,691 Class A Common Shares

                                              Tericon Corporation                    1,562,076 Class A Common Shares

                                              Christrina Woschitz                    162,247 Class A Common Shares

                                              Jacques Larose                         744 Class A Common Shares

                                              Serge Miousse                          3,611 Class A Common Shares

                                              Barry Campbell                         321,682 Class A Common Shares

                                              Connie MacEachern                      86,219 Class A Common Shares

                                              Bill Coristine                         50,000 Class A Common Shares

                                              Luc Perrault - RRSP                    100,000 Class A Common Shares

                                              Christian Desrosiers                   45,000 Class A Common Shares

                                              Pierre St. Amand                       25,000 Class A Common Shares

                                              Steve Goldberg                         25,000 Class A Common Shares

Veritas Communications Inc.                   Tericon Corporation                    282 Common Shares

                                              Beverly Hammond                        130 Common Shares

                                              Maxxcom Inc.                           588 Common Shares

Integrated Healthcare Communications, Inc.    Terry Johnson                          20 Common Shares

                                              Sheila Rivest                          10 Common Shares

                                              Maxxcom Inc.                           70 Common Shares

Northstar Research Partners Inc.              Douglas Davey                          250 Common Shares 3,125 Class B
                                                                                     Shares

                                              Jeffrey Histed                         250 Common Shares 3,125 Class B
                                                                                     Shares

                                              Maxxcom Inc.                           846 Common Shares 90,000 Class
                                                                                     A Shares

                                              Stephen Tile                           300 Common Shares 3,750 Class B
                                                                                     Shares

                                              Shari Allison-Perkovic                 42 Common Shares 500 Class B
                                                                                     Shares

Maxxcom Interactive Inc.                      Maxxcom Inc.                           1 Common Share

1385544 Ontario Limited                       Maxxcom Inc.                           1 Common Share
                                                                                     417,730 Preferred "A" Shares
                                                                                     417,730 Preferred "B" Shares
                                                                                     835,459 Preferred "C" Shares
                                                                                     127,296 Preferred "D" Shares
                                                                                     127,296 Preferred "E" Shares
                                                                                     254,593 Preferred "F" Shares

Maxxcom Inc. (US)                             Maxxcom Inc. (Ontario)                 85 Common Stock

                                              Maxxcom (Nova Scotia) Corp.            15 Common Stock

MF + P Acquisition Co.                        Maxxcom (USA) Holdings Inc.            219 Common Stock

SMI Acquisition Co.                           Maxxcom (USA) Holdings Inc.            350 Common Stock

Colle & McVoy, Inc.                           Maxxcom (USA) Holdings, Inc.           267,710 Class A Shares
                                                                                     66,927 Class B Shares

Accent Acquisition Co.                        Maxxcom (USA) Holdings Inc.            204 Common Stock

FMA Acquisition Co.                           Maxxcom (USA) Holdings Inc.            320 Common Stock

Maxxcom (Nova Scotia) Corp.                   Maxxcom Inc.                           15,000 Common Shares

Maxxcom (USA) Finance Company                 Maxxcom Inc. (US)                      850 Common Stock

                                              Maxxcom (Nova Scotia) Corp.            150 Common Stock
                                                                                     300,000 Series A Redeemable
                                                                                     Preferred Stock

Maxxcom (USA) Holdings Inc.                   Maxxcom Inc. (US)                      100 Common Stock

Margeotes/Fertitta + Partners LLC             MF + P Acquisition Co.                 80%

                                              Margeotes/Fertitta Partners Inc.       20%

Source Marketing LLC                          SMI Acquisition Co.                    81.50%

                                              Spruce Lake Inc.                       18.50%

Accent Marketing Services, L.L.C.             Accent Acquisition Co.                 50.10%

                                              AMS Holdings Inc.                      38.37%

                                              Tom Hanson                             0.50%

                                              Lansdon Robbins                        0.20%

                                              Kevin Callahan                         0.03%

                                              Tim Clark                              0.08%

                                              Wayne Schwertley                       0.04%

                                              Bob Doligale                           0.08%

                                              Gary Owens                             4.30%

                                              Christopher Dauk                       1.15%

                                              Kevin Foley                            1.60%

                                              Linda Ruffenach                        1.60%

                                              Jeff Probus                            0.45%

                                              Francis Weber                          0.50%

                                              Chris Dunn                             0.50%

                                              Kevin Donoho                           0.50%

Fletcher Martin Ewing LLC                     FMA Acquisition Co.                    70%

                                              William Andrew Fletcher                15%

                                              Michael Ewing                          15%

TC Acquisition Inc.                           Maxxcom (USA) Holdings Inc.            1 Common Stock

TargetCom LLC                                 TC Acquisition Inc.                    80%

                                              Comtar Inc.                            20%

Mackenzie Marketing, Inc.                     Maxxcom (USA) Holdings Inc.            100 Common Stock

Chinnici Direct, Inc.                         Maxxcom (USA) Holdings Inc.            1 Common Stock

Interfocus Group Limited                      Matthew Hooper                         34,600 "A" ordinary shares

                                              Maxxcom Inc                            61,300 "B" ordinary shares
                                                                                     5,334,685 "C" ordinary shares

                                              Courtney John                          625 "A" ordinary shares

                                              Stephen Hannan                         990 "A" ordinary shares

                                              Melissa Smith                          1,120 "A" ordinary shares

                                              Christopher Zandonati                  7,452 "A" ordinary shares

                                              Stuart Leach                           990 "A" ordinary shares

                                              Mark Rigby                             450 "A" ordinary shares

Bratskeir & Company, Inc.                     Maxxcom (USA) Holdings, Inc.           100 Common Stock

CPB Acquisition Inc.                          Maxxcom (USA) Holdings Inc.            100 Common Stock

Crispin Porter & Bogusky LLC                  CPB Acquisition Inc.                   49.00%
                                              Crispin & Porter Advertising, Inc.
                                                                                     50.00%
                                              Charles Porter                         0.36%
                                              Alex Bogusky                           0.27%
                                              Jeff Hicks                             0.27%
                                              Jeff Steinhour                         0.10%

Crispin Porter & Bogusky L.A., LLC            CPB Acquisition Inc.                   49.00%
                                              Crispin & Porter Advertising, Inc.
                                                                                     50.00%
                                              Charles Porter                         0.36%
                                              Alex Bogusky                           0.27%
                                              Jeff Hicks                             0.27%
                                              Jeff Steinhour                         0.10%

Interfocus Technology Group Limited           Interfocus Network Limited             14,250 ordinary shares
                                                                                     3,750 C class shares

Interfocus Network Limited                    Oval (1873) Limited                    25,000 Ordinary Shares

Interfocus Direct Limited                     Interfocus Network Limited             142,856 Ordinary Shares

Interfocus Technology Limited                 Interfocus Direct Limited              600,000 Ordinary Shares

Interfocus Technology USA, Inc.               Interfocus Technology Group Limited    40,000 Common Shares

Oval (1873) Limited                           Maxxcom Inc.                           1 Ordinary Share

                                  SCHEDULE O

                                 PENSION PLANS

PENSION PLANS

I.       Canadian Plans
         --------------

         Nil

II.      Foreign Plans
         -------------

         Interfocus Network Limited ("Interfocus")

         Interfocus does not maintain company-directed pension plans, but does contribute to several group/individual pension plans as follows:

         1. Plan involving four (4) employees of Interfocus under the administration of Scottish Life Assurance Company. Under this plan, employees may direct contributions and the Interfocus contribution is equal to five percent (5%) of each employee's salary per annum.

                                  SCHEDULE P

                      DEFERRED PURCHASE PRICE OBLIGATIONS



----------------------------------------------------------------------------------------------------------------------
Company                          Payable July 31, 2003                       Payable after December 31, 2003
----------------------------------------------------------------------------------------------------------------------
Part 1 - Non-contingent
Deferred Purchase Price
Obligations

----------------------------------------------------------------------------------------------------------------------
Maxxcom Inc. re: Allard           C$446,315 plus interest                    C$446,315 plus interest
Johnson(Les Placements
G4b Inc.)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Part 2 - Contingent
Deferred Purchase Price
Obligations
----------------------------------------------------------------------------------------------------------------------
Bratskeir & Company, Inc.         None.                                      Fourth contingent payment ("FOCP"):
                                                                             {{25% * (2003 EBIT> $1,600,000 but
                                                                             $2,100,000)} + {40% * (2003 EBIT>
                                                                             $2,100,000)}}.
----------------------------------------------------------------------------------------------------------------------
1220777 Ontario Limited           None.                                      Contingent promissory note, dated March
                                                                             14, 1997, of $500,000 (plus interest
                                                                             since March 14, 1997) re: News Canada
                                                                             acquisition. Payable to News Group
                                                                             Limited within 30 days of the Finalized
                                                                             Assessment Date subject to deduction
                                                                             for tax assessments and costs.3
----------------------------------------------------------------------------------------------------------------------
Source Marketing LLC              First Interim Payment ("FIP") equal to     Final Interim Payment ("FIP") equal to
(re:  The Marketing Department)   equal to US$40,000 x AM.2                  US$40,000 x AM.4
                                  and
                                  Second Interim Payment ("SIP") equal to
                                  US$40,000 x AM.2
----------------------------------------------------------------------------------------------------------------------
Crispin Porter & Bogusky LLC      Third Contingent Payment ("TCP") equal to: None.

                                  {{{49%x(AM x (2000PBT+2001 PBT
                                  +2002PBT/3))} - (CP+FCP+SCP)}
                                  - RDP}.1
----------------------------------------------------------------------------------------------------------------------


(Chart continued)


------------------------------------------------------------------
Company                        Payable after December 31, 2004
------------------------------------------------------------------

Part 1 - Non-contingent
Deferred Purchase Price
Obligations

------------------------------------------------------------------
Maxxcom Inc. re: Allard         None.
Johnson(Les Placements
G4b Inc.)
------------------------------------------------------------------
------------------------------------------------------------------
Part 2 - Contingent
Deferred Purchase Price
Obligations
------------------------------------------------------------------
Bratskeir & Company, Inc.       Fifth contingent payment ("FICP"):
                                [[25% * (2004 EBIT> $1,600,000 but <
                                $2,100,000)} + {40% * (2004 EBIT>
                                $2,100,000)}}.
-------------------------------------------------------------------
1220777 Ontario Limited         None.






-------------------------------------------------------------------
Source Marketing LLC            None.
(re:  The Marketing Department)



-------------------------------------------------------------------
Crispin Porter & Bogusky LLC    None.




-------------------------------------------------------------------

Notes and definitions for Part 2

1 80% of the payments are payable in cash and the balance is payable in Maxxcom Inc. shares.

2 75% of the payments are payable in cash and the balance is payable in Maxxcom Inc. shares.

3 This payment date, if any, is likely sometime after March 14, 2004.

Glossary of Terms: The following terms have the following meanings each as defined in the applicable purchase agreement:

                  - "AM" means "Applicable Multiple".
                  - "CP" means "Closing Payment".
                  - "FCP" means "First Contingent Payment".
                  - "SCP" means "Second Contingent Payment".
                  - "PBT" means "Profit Before Tax".
                  - "RDP" means "Residual Downpayment".
                  - "EBIT" means "Earnings Before Interest and Taxes".

                  - Mathematical symbols:
                           *        "-" means subtract or minus;
                           *        "+" means add or plus;
                           *        "*" means multiply or times;
                           *        "%" means percent.
                           *        "/" means divide by; and
                           *        "=" means equals or equal to.

                                  SCHEDULE R

                     RESTRICTED PARTY PURCHASE AGREEMENTS

1.       ACCENT MARKETING SERVICES, L.L.C.

         (a) Membership Interest Purchase Agreement by and among MDC Corporation Inc. ("MDC"), Maxxcom Inc. ("Maxxcom"), Accent Acquisition Co. (the "Purchaser"), AMS Holdings, Inc. (the "S-Corp"), Tom Hansen ("Hansen"), Lansdon Robbins ("Robbins"), Kevin Callahan ("Callahan"), Tim Clark ("Clark"), Wayne Schwertley ("Schwertley") and Bob Doligale ("Doligale") (together with Hansen, Robbins, Callahan, Clark and Schwertley, collectively referred to herein as the "Principals" and individually as a "Principal") dated as of October 31, 1999.

         (b) Membership Interest Purchase Agreement dated May 8, 2001 by and among Accent Marketing Services, L.L.C. ("Purchaser"), Pro-7 Inc. and Carl Brazley ("Brazley") whereby the Purchaser purchased 40% of the Membership Interest in Mo' Better Marketing LLC (the "Company").

2.       ACCUMARK PROMOTIONS GROUP INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser"), G. Kightley Group Inc. ("Kightley"), Edworth Holdings Inc. ("Kightley Holdco"), Gordon Kightley ("Gordon Kightley"), David Sharpe ("Sharpe"), D. Sharpe Promotions (Canada) Ltd. ("Sharpe Promotions"), Thomas Green and Patricia Green (collectively "Green"), Green Group Marketing Ltd. ("Green Group"), D. Peres Group Inc. ("Peres Group"), Robert Beneteau ("Beneteau") and Beneteau & Associates Inc. ("Beneteau & Associates") dated as of November 24, 1993.

         (b) On April 17, 2000 Maxxcom acquired the shares of Gordon Kightley in Accumark Promotions Group via his termination as per Maxxcom's right under the Shareholders' Agreement.

         (c) Share Exchange Agreement by and between Tom Green ("T. Green") and Maxxcom Inc. dated March 23, 2000.

         (d) Share Exchange Agreement by and between Patricia Green ("P. Green") and Maxxcom Inc. dated March 23, 2000.

         (e) Share Exchange Agreement by and between David Peres ("Peres") and Maxxcom Inc. dated March 23, 2000.

         (f) Share Exchange Agreement by and between David Hanson ("Hanson") and Maxxcom Inc. dated March 23, 2000.

         (g) Share Exchange Agreement by and between David Sharpe ("Sharpe") and Maxxcom Inc. dated March 23, 2000.

3.       ALLARD JOHNSON COMMUNICATIONS INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Richard P. Billinghurst ("Billinghurst") and Terry M. Johnson ("Johnson") (Billinghurst and Johnson collectively referred to as the "Vendors") dated July 31, 1992.

         (b) Release of Richard P. Billinghurst ("Billinghurst") to MDC Communications Corporation ("MDC") evidencing purchase of 499 Common Shares in the capital of LBJ Advertising Limited from Billinghurst by MDC dated February 28, 1997. Terms of this acquisition are set out in the Share Purchase Agreement dated July 31, 1992.

         (c) Direction of MDC Communications Corporation ("MDC") to Terry Johnson ("Johnson") evidencing the sale of 249 Common Shares in the capital of LBJ Advertising Limited by MDC to Johnson dated February 28, 1997.

         (d) Share Purchase Agreement by and between MDC Communications Corporation (the "Purchaser") and Anthony Battaglia ("Battaglia") and Doron Woticky ("Woticky") and Yuri Kovar ("Kovar") and Tim Hebert ("Hebert") and Vito Laudadio ("Laudadio") and Stephen Freeman ("Freeman") and Gerry Mandel ("Mandel") and Kathryn Mandel ("Kathryn Mandel") (Battaglia, Woticky, Kovar, Hebert, Laudadio, Freeman, Mandel and Kathryn Mandel collectively referred to as the "Vendors") dated June 6, 1997.

         (e) Share Purchase Agreement by and between MDC Communications Corporation (the "Vendor") and Terry Johnson ("Johnson") and Anthony Battaglia ("Battaglia") and Doron Woticky ("Woticky") and Yuri Kovar ("Kovar") and Tim Hebert ("Hebert") and Richard Brott ("Brott") and Vito Laudadio ("Laudadio") and Mario Daigle ("Daigle") (Johnson, Battaglia, Woticky, Kovar, Hebert, Brott, Laudadio, and Daigle collectively referred to as the "Purchasers") dated June 6, 1997.

         (f) Share Purchase Agreement by and between LBJoFRB Communications Inc. ("LBJoFRB") and MDC Corporation Inc. ("MDC") and Maxxcom Inc. ("Maxxcom") and 1385544 Ontario Limited ("Maxxcom Acquisition Co.") and Terry Johnson ("Johnson") and Tericon Corporation ("Johnson Holdco") and The Persons Listed on Schedules IA, 1B and 1C, being all of the shareholders of Allard & Associes Inc. immediately before the completion of the transactions contemplated by this agreement ("Allard Shareholders") and The Persons Listed on Schedule 2 being the principal shareholders of Allard & Associes Inc. immediately before the completion of the transactions contemplated by this agreement ("Principal Allard Shareholders") and The Persons Listed on Schedule 4 being all of the shareholders of LBJoFRB (other than Maxxcom and Johnson) immediately before the completion of the transactions contemplated by this agreement ("LBJoFRB Management") dated as of December 6, 1999.

         (g) Share Exchange Agreement by and between Mario Daigle ("Daigle") and Maxxcom Inc. dated March 23, 2000.

         (h) Share Exchange Agreement by and between Richard Brott ("Brott") and Maxxcom Inc. dated March 23, 2000.

         (i) Share Exchange Agreement by and between Yuri Kovar ("Kovar") and Maxxcom dated March 23, 2000.

         (j) Share Exchange Agreement by and between Vito Laudadio ("Laudadio") and Maxxcom Inc. dated March 23, 2000.

         (k) Share Exchange Agreement by and between Tim Herbert ("Herbert") and Maxxcom Inc. dated March 23, 2000.

         (l) Share Exchange Agreement by and between Josephine Battaglia ("Battaglia") and Maxxcom Inc. dated March 23, 2000.

         (m) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom Inc. dated March 23, 2000.

         (n) Share Purchase Agreement by and between Maxxcom Inc. (the "Purchaser") and Judith Obadia ("Vendor") dated as of April 21, 2000.

         (o) Share Purchase Agreement by and between Maxxcom Inc. (the "Purchaser") and Philippe Boisvert ("Vendor") dated as of April 21, 2000.

         (p) Share Purchase Agreement by and between Those Parties Listed on Schedule "A" Hereto (Maxxcom Inc., Tericon Inc., Terry Johnson, Les Placements G4B Inc., Robert DesLauriers, Mario Daigle, Pertinence Inc., Tim Hebert, Richard Brott, Yuri Kovar, Claude Lepine, Vito Laudadio, Christina Woschitz, Serge Miousse, Mark McElwain, Jauques Larose, Marcel Goulet, Odile Poliquin, 1385544 Ontario Limited and MDC Corporation) (collectively the "Purchaser") and Isabelle Mongeau ("Vendor") dated as of August 1, 2000.

         (q) Share Purchase Agreement by and between Allard Johnson Communications Inc. (the "Purchaser") and Maxxcom Inc. (the"Vendor") dated April21, 2000.

         (r) Share Pledge Agreement by and between Maxxcom Inc. (the"Holder") and Mark McElwain (the "Debtor") dated May 15, 2000.

         (s) Share Purchase Agreement by and among Maxxcom Inc., 2026646 Ontario Limited, and other shareholders as listed in the Agreement dated May 15, 2003.

4.       AMBROSE CARR LINTON CARROLL INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Douglas Linton ("Linton") (Ambrose, Carr and Linton collectively referred to as the "Vendors") dated December 1, 1991.

         (b) Share Purchase Agreement by and between Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Elaine Carr ("Elaine") and Douglas Linton ("Linton") and Marilyn Linton ("Marilyn") (collectively the "Vendors") and MDC Corporation (the "Purchaser") dated January 31, 1995.

         (c) Share Purchase Agreement by and between Martin Kingston ("Kingston") and Naomi Kingston ("Naomi") and MDC Corporation (the "Purchaser") dated January 31, 1995.

         (d) Share Purchase Agreement by and between Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Elaine Carr ("Carr") (collectively the "Vendors") and MDC Communications Corporation (the "Purchaser") dated June 24, 1996.

         (e) Subscription Agreement from Esme Carroll to purchase an aggregate of 11,112 common shares in the capital of Ambrose Carr Linton Carroll Inc. dated as of October 23, 1996.

         (f) Share Purchase Agreement by and between MDC Communications Inc. (the "Vendor") and Esme Carroll (the "Purchaser") dated as of January 2, 1998.

         (g) Share Purchase Agreement by and between MDC Communications Inc. (the "Vendor") and Steve Conover (the "Purchaser") dated as of January 2, 1998.

         (h) Consent letter of Ambrose Carr Linton Carroll ("ACLC") (per Esme Carroll, Douglas Linton, Stephen So and Steve Conover) evidencing consent to the acquisition by Maxxcom Inc. of all of MDC Corporation Inc.'s common shares in the issued and outstanding capital of ACLC dated March 22, 2000.

         (i) Share Purchase Agreement by and between Maxxcom Inc. ("Maxxcom") and Douglas Linton ("Linton") and MDC Corporation Inc. ("MDC") dated as of March 24, 2000.

         (j) Share Purchase Agreement by and between Maxxcom (as Purchaser) and Esme Carroll (as Vendor) made as of the 1st day of April, 2001.

         (k) Share Purchase Agreement by and between Maxxcom (as Purchaser) and Steve Conover (as Vendor) made as of the 1st day of April, 2001.

         (l) Share Purchase Agreement by and between Maxxcom (Purchaser) and Stephen So (Vendor) made as of the 1st day of April, 2001.

5.       BRATSKEIR & COMPANY, INC.

         Asset Purchase Agreement by and between BC Acquisition Corp. (the "Buyer"), Maxxcom Inc. ("Maxxcom"), Bratskier & Company, Inc. (the "Company"), Stanley Bratskier (the "Principal"), Robert Bratskier and Michael Rosen dated as of September 18, 2000, as amended on April 25, 2002.

6.       BRYAN MILLS GROUP LTD.

         (a) Share Purchase Agreement by and between Bryan E. Mills ("Mills"), Peter Wooton, ("Wooton") Martyn George ("George") (Mills, Wooton and George hereinafter collectively referred to as the "Vendors") and MDC Production Services Limited (the "Purchaser") dated as of February 1, 1989.

         (b) Share Purchase Agreement by and between Bryan E. Mills and Nancy Ladenheim ("Ladenheim") and Alastair Taylor ("Taylor") (Ladenheim and Taylor collectively referred to as the "Purchasers") and MDC Corporation Inc. ("MDC") dated January 1, 1993.

         (c) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Alastair Taylor (the "Vendor") dated March 31, 1999.

         (d) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Nancy Ladenheim ("Vendor") dated March 31, 1999.

         (e) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Jeff Martin ("Vendor") dated October 1, 1999.

         (f) Assumption Agreement Provided to Bryan Mills Group Ltd., Ladenheim, Martin and Wooton from Maxxcom Inc. and MDC Corporation dated March 23, 2000.

         (g) Share Exchange Agreement by and between Nancy Ladenheim ("Ladenheim") and Maxxcom Inc. dated March 23, 2000.

         (h) Share Exchange Agreement by and between Jeff Martin ("Martin") and Maxxcom Inc. dated March 23, 2000.

         (i) Share Exchange Agreement by and between Peter Wooton ("Wooton") and Maxxcom Inc. dated March 23, 2000.

7.                COLLE & McVOY, INC.

         (a)      Agreement and Plan of Merger by and between MDC
                  Communications Corporation ("MDC"), CMI Acquisition Co. ("MergerSub"), and Colle & McVoy, Inc. (the "Company") dated as of March 24, 1999, as amended by Memorandum of Amendment to Agreement and Plan of Merger dated March 31, 1999 (collectively the "Merger Agreement").

         (b) Share Purchase Agreement by and between Colle & McVoy, Inc. (the "Purchaser") and Sable Advertising Systems, Inc. ("Sable") and Taps Marketing Specialties, Inc. ("Taps") (Sable and Taps collectively referred to as the "Vendors") dated August 31, 1999.

         (c) Letter Amending Agreement by and between MDC Corporation Inc. and Colle & McVoy, Inc. amending the Merger Agreement so as to evidence how the activities of Fiola TMC Inc. will be reflected within the calculations of "PBT" dated March 23, 2000.

         (d) Letter Amending Agreement by and between MDC Corporation Inc. and Colle & McVoy, Inc. amending the Merger Agreement so as to evidence how the activities of Wernimont & Paullus Inc. will be reflected within the calculations of "PBT" dated April 28, 2000.

         (e) Share Exchange Agreement by and between Annette Bertelsen ("Bertelsen") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Mark Fagerwick ("Fagerwick") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Kimberlee Fox ("Fox") and Maxxcom dated March 23, 2000.

         (h) Share Exchange Agreement by and between Craig Gagnon ("Gagnon") and Maxxcom dated March 23, 2000.

         (i) Share Exchange Agreement by and between Charles Howe ("Howe") and Maxxcom dated March 23, 2000.

         (j) Share Exchange Agreement by and between Bernard McKenna ("McKenna") and Maxxcom dated March 23, 2000.

         (k) Share Exchange Agreement by and between Siobhan O'Brien Olson ("Olson") and Maxxcom dated March 23, 2000.

         (l) Share Exchange Agreement by and between Jeff Shawd ("Shawd") and Maxxcom dated March 23, 2000.

         (m) Share Exchange Agreement by and between J. Ralph Yeager ("Yeager") and Maxxcom dated March 23, 2000.

         (n) Share Exchange Agreement by and between Jon Anderson ("Anderson") and Maxxcom dated March 23, 2000.

         (o) Share Exchange Agreement by and between Steve Akerson ("Akerson") and Maxxcom dated March 23, 2000.

         (p) Share Exchange Agreement by and between Jim Bergeson ("Bergeson") and Maxxcom dated March 23, 2000.

         (q) Share Exchange Agreement by and between Steve Cuddy ("Cuddy") and Maxxcom dated March 23, 2000.

         (r) Share Exchange Agreement by and between James Heinz ("Heinz") and Maxxcom dated March 23, 2000.

         (s) Share Exchange Agreement by and between Robert Hettlinger ("Hettlinger") and Maxxcom dated March 23, 2000.

         (t) Share Exchange Agreement by and between Merry Johnson ("M. Johnson") and Maxxcom dated March 23, 2000.

         (u) Share Exchange Agreement by and between Janet McGrath ("McGrath") and Maxxcom dated March 23, 2000.

         (v) Share Exchange Agreement by and between Philip Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (w) Stock Purchase Agreement dated March 23, 2000 by and between Colle & McVoy, Inc. and Henry Fiola.

         (x) Asset Purchase Agreement dated April 28, 2000 by and among Wernimont & Paullus Inc. and a wholly owned subsidiary of Colle & McVoy, Inc., Wernimont & Paullus, Gregroy Paullus, and William Wernmont.

         (y) Asset Purchase Agreement made and entered into as of 1 September, 2000 by and among Colle & McVoy, Inc. December 17, 2000, The Sandcastle Group, Inc., John M. Nielson and G. Scott Moncrieff.

         (z) Acquisition by Maxxcom Inc. (Delaware) as of April 1, 2001 of 4,318 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Jim Bergeson and Jeff Shawd) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement.

         (aa) Acquisition by Maxxcom Inc. (Delaware) as of July 1, 2001 of 3,940 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Mark Fagerwick, Bernard McKenna and James Heinz) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement.

         (bb) Acquisition by Maxxcom Inc. (Delaware) as of December 1, 2001 of 7,682 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Steve Akerson, Jon Anderson, Steven Cuddy, Robert Hettlinger and Merry Johnson) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement

         (cc) Acquisition by Maxxcom Inc. (Delaware) as of January 1, 2003 of 20,273 shares of Class B Common stock of Colle + McVoy Inc. (formerly held by Annette Bertelson, Kimberlee Fox, Charles Howe, John Jarvis, Philip Johnson, Janet McGrath, Lisa Miller and Ralph Yeager) pursuant to the provisions of the Colle + McVoy, Inc. Shareholders' Agreement.

8.       CRISPIN PORTER & BOGUSKY LLC

         Membership Interest Purchase Agreement by and among CPB Acquisition Inc., a Delaware corporation (the "Purchaser"), Maxxcom Inc., an Ontario Corporation, Crispin & Porter Advertising, Inc. d/b/a/ Crispin Porter & Bogusky, a Florida corporation, Charles Porter, Alex Bogusky, Jeff Hicks and Jeff Steinhour dated January 8, 2001, as amended in a Settlement Agreement dated June 25, 2003.

9. CORMARK COMMUNICATIONS INC. (formerly Cormark McPhee Communication Solutions (Canada) Inc.)

         (a) Share purchase Agreement by and between MDC Corporation (the"Purchaser"), Adtec Investments Inc. ("Adtec"), Adriene
                  A. Jonckheere ("AAJ"), 829953 Ontario Ltd. ("829953"), Sandward Inc. ("Sandward"), Kingsley Snelgrove ("Snelgrove"), Hans C. Jonckheere ("Jonckheere"), Robert W. Borrowman ("Borrowman") and Edward Hovanec ("Hovanec") dated December 31, 1993.

         (b) Share Purchase Agreement by and between Cormark Communications Inc. (the "Purchaser") and Barry Campbell ("Campbell") and Connie MacEachern ("MacEachern") and Marc Whitehead ("Whitehead") (Campbell, MacEachern, and Whitehead collectively referred to as the "Vendors") dated December 31, 1998.

         (c) Share Exchange Agreement by and between Kingsley Snelgrove ("Snelgrove") and Maxxcom dated March 23, 2000.

         (d) Share Exchange Agreement by and between Edward Hovanec ("Hovanec") and Maxxcom dated March 23, 2000.

         (e) Share Exchange Agreement by and between Douglas Ditchfield ("Ditchfield") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Grant Beamish ("Beamish") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Janet Porchak ("Porchak") and Maxxcom dated March 23, 2000.

         (h) Share Exchange Agreement by and between David Kington ("Kington") and Maxxcom dated March 23, 2000.

         (i) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and David Kington (the "Vendor") dated September 20, 2000.

         (j) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Edward Hovanec (the "Vendor") dated August 17, 2000.

         (k) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Grant Beamish (the "Vendor") dated August 18, 2000.

         (l) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Kingsley Snelgrove (the "Vendor") dated October 11, 2001.

         (m) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Janet Porchak (the "Vendor") dated October 11, 2001.

10.      FLETCHER MARTIN EWING LLC

         (a) Membership Interest Purchase Agreement by and between Fletcher Martin Associates, Inc. (now known as FMA Holdings, Inc.) ("S-Corp"), William Andrew Fletcher ("Fletcher"), Michael Ewing ("Ewing"), MDC Corporation Inc. ("MDC"), Maxxcom Inc. ("Maxxcom") and FMA Acquisition Co. (the "Purchaser") dated as of November 30, 1999, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated November 29, 2000.

         (b) Asset Purchase Agreement dated June 15, 2001 by and among Maxxcom Inc. ("Maxxcom"), Fletcher Martin Ewing LLC ("Purchaser"), McCool Communications, Inc. ("Company"), Campbell McCool ("McCool"), Joey Wofford ("Wofford"), Randy Guyton ("Guyton") and James Price ("Price") together with McCool, Wofford and Guyton collectively the "Shareholders" and individually a "Shareholder".

         (c) Letter Amending Agreement dated June 5, 2001 by and between Maxxcom Inc., MDC Corporation Inc., FMA Acquisition Co., Fletcher Martin Ewing LLC, FMA Holdings, Inc., Andrew Fletcher and Michael Ewing amending the Purchase Agreement so as to evidence how the activities of McCool Communications will be reflected within the calculations of "PBT".

11.      INTEGRATED HEALTHCARE COMMUNICATIONS, INC.

         (a) Share Purchase Agreement by and between MDC Communications Corporation (hereinafter referred to as "MDC") and Terry Johnson (hereinafter referred to as "Johnson") and Louise Huneault (hereinafter referred to as "Huneault") and Laura Profiti (hereinafter referred to as "Profiti") dated as of January 6, 1998.

         (b) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (c) Agreement of Settlement and Release between Integrated Healthcare Communications Inc. and Louise Huneault dated as of July 7, 2001.

12.               INTERFOCUS GROUP LIMITED

         (a) Subscription and Purchase Agreement by and between Sevco 1156 Limited (the "Company"), Maxxcom Inc. ("Maxxcom") and Mathew Hooper (the "Covenantor") dated as of September 5, 2000.

         (b) Agreement regarding the full repayment of the outstanding loan owing by Interfocus Group Limited to Maxxcom in the amount of GBP 5,334,685 in exchange for 5,334,685 C ordinary shares of GBP 1 each credited as fully paid dated November 15, 2000.

         (c) Share Purchase Agreement dated July 25, 2001 by and among the Persons ("Sellers") named in Schedule 1 to the agreement and Interfocus Group Limited ("Purchaser") whereby the Purchaser acquired 14,250 ordinary shares of Grange Advertising Limited.

         (d) Share Purchase Agreement dated February 25, 2003 by and between Interfocus Group Limited ("Purchaser") and Christopher Zandonati whereby the Purchaser acquired 3,750 ordinary shares of Interfocus Technology Group Limited (formerly Grange Advertising Limited).

13.      MACKENZIE MARKETING, INC.

         Asset Purchase Agreement by and between Maxxcom Inc. ("Maxxcom"), Mackenzie Acquisition Inc. (the "Purchaser"), Mackenzie Marketing, Inc. (the"Company"), Andrew Mackenzie ("A. Mackenzie") and Julie Mackenzie ("J. Mackenzie" together with A. Mackenzie, the "Shareholders" and individually a "Shareholder") dated as of July 31, 2000.

14.      MARGEOTES/FERTITTA + PARTNERS LLC

         Membership Interest Purchase Agreement by and between Margeotes/Fertitta + Partners Inc. (the "Seller"), and MF&P Acquisition Co. (the "Purchaser") dated as of April 1, 1998, as amended by (i) two letter agreements, each dated July 31, 1998, between the Purchaser and the Seller, (ii) Amendment No. 1 to Membership Interest Purchase Agreement dated March 28, 2000, (iii) Amendment No. 2 to Membership Interest Purchase Agreement dated November 29, 2000, and (iv) Letter Agreement by and among George Fertitta, Margeotes/Fertitta + Partners, LLC, and Maxxcom Inc. regarding the acquisition of Bratskeir & Company, Inc., dated September 22, 2000.

15.      CHINNICI DIRECT, INC.

         Membership Interest Purchase Agreement by and between CDI Acquisition Co. (the "Purchaser"), Chinnici Direct Inc. ("S-Corp"), Maxxcom Inc. ("Maxxcom") and Michael J. Chinnici ("Chinnici" or the "Principal") dated as of August 17, 2000. Modification Agreement dated July 31, 2002 by and among CDI Acquisition Co., Gruppo Chinnici Inc., Michael Chinnici, Margeotes Fertitta + Partners, LLC and Chinnici Direct, LLC.

16.      SOURCE MARKETING LLC

         (a) Membership Interest Purchase Agreement by and between Source Marketing, Inc. (now known as Spruce Lake Inc.) (the "Seller") and SMI Acquisition Co. (the "Purchaser") dated as of October 15, 1998, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated January 1, 2000, and Amendment No. 2 to Membership Interest Purchase Agreement dated November 29, 2000.

         (b) Asset Purchase Agreement by and among Source Marketing LLC ("Purchaser"), The Marketing Department, LLC ("Company") and Lisa Druker ("Member") dated March 7, 2001.

17.      TARGETCOM LLC

         Membership Interest Purchase Agreement by and between TargetCom Inc. (now Comtar Inc.) (the "S-Corp"), Jay Miller ("Miller"), Jay Miller as trustee under the Jay Miller Declaration of Trust Agreement dated December 30, 1993 (the "Trust"), Nora Ligurotis ("Ligurotis"), Maxxcom Inc. ("Maxxcom") and TC Acquisition Inc. (the "Purchaser") dated as of June 30, 2000, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated November 29, 2000.

18.      VERITAS COMMUNICATIONS INC.

         (a) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and Sheila Gies (the "Purchaser") dated as of January 1, 1996.

         (b) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and Jennifer Spencer (the "Purchaser") dated as of January 1, 1996.

         (c) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and David McLaughlin (the "Purchaser") dated as of January 1, 1996.

         (d) Share Purchase Agreement by and between Maxxcom Inc. (the "Purchaser") and David McLaughlin (the "Vendor") dated as of November 1, 1999.

         (e) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Sheila Gies ("Gies") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Jennifer Spencer ("Spencer") and Maxxcom dated March 23, 2000.

         (h) Share Purchase Agreement dated as of February 14, 2001 between Maxxcom (the "Purchaser") and Sheila Gies (the "Vendor").

         (i) Share Purchase Agreement between Maxxcom Inc. (the "Vendor") and Beverley Hammond (the "Purchaser") dated September 25, 2001.

19.      656712 ONTARIO LIMITED (O/A STRATEGIES INTERNATIONAL)

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser"), Fraser McCarthy ("McCarthy"), Michael Bricker ("Bricker") and Keith Clarridge ("Clarridge") ( Each of McCarthy, Bricker, and Clarridge being hereinafter collectively referred to as the "Vendors") dated as of January 1, 1992.

         (b) Release of Keith Clarridge ("Clarridge") to 656712 Ontario Limited, C.O.B. Strategies International ("Strategies") evidencing purchase of 225 shares in the capital of Strategies from Clarridge by MDC Communications Corporation in trust for other Minority Shareholders of Strategies dated December 18, 1996. Terms of this acquisition are set out in the Share Purchase Agreement dated January 1, 1992.

         (c) Share Purchase Agreement made as of the 1st day of January, 2001 between Maxxcom Inc. (as Purchaser) and Fraser McCarthy (as Vendor).

         (d) Share Purchase Agreement made as of the 1st day of January, 2001 between M&A Berube Holdings Limited (as Purchaser) and Maxxcom Inc. (as Vendor) relating to the purchase of 135 common shares of 656712 Ontario Limited.